UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    May 1, 2012

SAGE FUND, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	000-53639	52-1937296
(State of Incorporation)	(Commission File No.)	( IRS Employer Identification No.)

c/o Steben & Company, Inc.
2099 Gaither Road, Suite 200
Rockville, Maryland 20850
(Address of Principal Executive Office)(zip code)

(240) 631-7600
Registrant telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities
On May 1, 2012, Sage Fund, Limited Partnership (the "Fund ”) sold Class A limited partnership interests (“Units”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Units sold on May 1, 2012 was $252,005.72 in cash. The Units were issued by the Fund in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Units were issued privately pursuant to Rule 506 of SEC Regulation D without general solicitation or advertising.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sage Fund, Limited Partnership By: Steben & Company , Inc. General Partner
Date: May 3, 2012	By:
/s/ Kenneth E. Steben
Kenneth E. Steben President of the General Partner